Semiannual Report
Tax-Efficient Balanced Fund
August 31, 1997

T. Rowe Price

Report Highlights

Tax-Efficient Balanced Fund

o Your fund commenced operations on June 30 and posted a good return for the two-month period.

o Since inception, the fund has been almost fully invested in pursuit of its primary goal of providing attractive long-term after-tax returns.

o In the bond portion, we emphasized diversified holdings with prospects for good yield and total return.

o We emphasized a growth approach among stocks with market leaders primarily in the technology, financial, and health care sectors.

o We believe the environment is still favorable for stock and bond investors due to low inflation combined with strong economic growth and government fiscal restraint.

Fellow Shareholders

This is our first report to you since the fund began operations on June 30, 1997, and we would like to welcome all shareholders. The prices of stocks and municipal bonds declined in August after advancing in July. Nevertheless, your fund produced an attractive return for the two months ended August 31.

MARKET ENVIRONMENT

The two-month period began with bond prices rising and interest rates falling as inflation remained subdued and early signs indicated that second quarter growth would be moderate. Then, rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. In the municipal market, the yield on long-term AAA general obligation (GO) bonds began the two-month period at 5.45% and fell to 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% two months ago and finished at 4.35%.

Municipal Bond Yields chart showing 30-year AAA GO bond and
5-year AAA GO note from 8/96 through 8/97]

          30-Year AAA         5-Year AAA

8/31/86   5.75                   4.55
          5.55                   4.5
          5.5                    4.4
11/96     5.35                   4.2
          5.45                   4.35
          5.55                   4.45
2/97      5.5                    4.35
          5.75                   4.75
          5.6                    4.8
5/97      5.5                    4.55
          5.45                   4.4
          5.15                   4.15
8/31/97   5.35                   4.35

The continuation of strong economic growth combined with low inflation and rising corporate profits provided an ideal environment for stocks as well as bonds. Large-cap stocks advanced sharply from April through the end of July before the August correction. Small- and mid-cap issues came to life during the final month of the period, after having lagged S&P 500 issues throughout the year. We believe our growth stock approach to stock selection will serve investors well at this stage of the economic cycle.
The Taxpayer Relief Act of 1997 contained positive news for municipal bond investors by keeping income tax rates unchanged. The reduction in the capital gains rate is favorable for both stock and bond investors. The bill also maintained favorable tax treatment for corporations that purchase municipals and eliminated the cap on the amount of outstanding tax-exempt debt permitted for nonhospital organizations.

PERFORMANCE AND STRATEGY REVIEW

During the fund's two months of operation, its performance surpassed that of the Combined Index Portfolio but lagged the Lipper Balanced Fund Index for the period ended August 31, 1997, as shown in the table.

Performance Comparison

                                             Since
                                         Inception
Period Ended 8/31/97                                   6/30/97
_____________________________________________________________

Tax-Efficient Balanced Fund                            2.33%

Lipper Balanced Fund Index                             2.83
Combined Index Portfolio *                             1.86

*An unmanaged portfolio of 48% stocks (S&P 500) and 52% bonds
(Lehman Municipal Bond Index).

Since inception we have been almost fully invested in stocks and bonds, generally targeting a mix of 48% stocks, 50% municipal bonds, and 2% cash (tax-free money market securities). In reviewing fund performance relative to the benchmarks shown in the table, it is important to understand that the Lipper Balanced Fund Index is made up of funds that generally have a higher allocation of stocks and also employ taxable bonds, which have higher pretax yields. Our goal of delivering strong after-tax returns led us to choose municipal bonds for the fixed income component. Over time the advantage of this asset mix should be apparent from after-tax return comparisons. We hope that Lipper Analytical Services will consider a separate category for tax-sensitive balanced funds employing municipal bonds as more of these kinds of funds are offered.

In selecting bonds for the fixed income component of the portfolio, we focused on building a diversified group of holdings that would deliver good income and perform well over a range of interest rates. Our goal of minimizing capital gain distributions led us to overweight noncallable bonds. Callable bonds can hurt performance if interest rates fall, the bonds begin trading to a call date shorter than maturity, and the proceeds have to be reinvested in a lower-rate environment. Not only do these bonds underperform in a market rally, they may create a taxable gain for the fund if the bonds are called. Noncallable bonds, which represented 39% of the municipal bond investments at the end of August, allow us to better manage the price movement of the portfolio.

We used our credit research to select stable-to-improving credits that should hold up well over market cycles. The continuing narrowing of credit quality spreads (the difference in yield between high-grade and lower-rated bonds) has made lower-rated bonds good performers. While this cannot continue forever, we do not see any imminent change on the horizon as long as the economy remains strong and bond ratings are upgraded for many borrowers. Accordingly, we deployed 27% of our assets in lower-rated bonds, principally in the BBB area. Our overall average credit quality for bond holdings was between A and AA, with 17 separate issuers represented in the portfolio at month-end.

Our interest rate strategy involved pursuing a relatively long duration of more than eight years in July (duration is a measure of a bond's sensitivity to changes in interest rates). This position helped performance as rates reached their lows for the year at the end of July. In August we shortened duration half a year by directing cash flow to shorter-term instruments as interest rates rose slightly.

Security Diversification Pie Chart

Investment-Grade Municipal Bonds               48%
Noninvestment-Grade Municipal Bonds             4%
Large-Cap Stocks                               36%
Mid- and Small-Cap Stocks                       9%
Other and Reserves                              3%

The equity portion of the portfolio reflects our best buy-and-hold ideas. This fund uses a growth approach designed for taxable investors and will minimize taxable distributions so that we can maximize after-tax returns. Therefore, our investment decisions are made with a long-term focus. The fund is well diversified and owns market leaders with strong prospects. We have not limited our search to companies domiciled in the United States. Our holdings include foreign stocks such as Reuters, Sony, and Royal Dutch Petroleum. The fund's investment style is to invest in reasonably priced, potentially high return-on-capital businesses run by shareholder-oriented managers, and our industry analysts play a pivotal role in this process.

The equity portion of the portfolio reflects our best buy-and-hold ideas.

The fund's largest sectors are technology, health care, and financial. On an equity-only basis, our technology exposure is more than that of the S&P 500 but consistent with that of growth stock funds. However, since equities take up less than half of the portfolio, the fund's technology weighting is only 9.4%, with Intel, Hewlett Packard, and Microsoft among our largest positions. Again on an equity-only basis, we have more health care investments than the S&P 500 and other growth stock funds. The fund owns several pharmaceutical companies, including Johnson & Johnson, Merck, and Pfizer, and its heavier pharmaceutical weighting is the main difference between it and similar funds. Although many holdings are large companies, we have invested in several mid-size firms whose stocks we think will perform well over time.

Finally, we will attempt to harness the power of compounding, one of the most important aspects of investing. This power is most vividly demonstrated when a relatively small company "grows up" and becomes a large company. With this in mind, the fund has few investments in utilities or highly cyclical companies. Consistent with our growth stock style, it is unlikely that we will have a large part of the fund invested in these areas.

OUTLOOK

The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. We would like to take advantage of any market weakness to buy more long-term bonds.

The outlook for stocks and bonds is favorable. Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion, and it is maintaining a bias toward tightening in an effort to keep inflation in check.
In our view, the overall environment for investors remains favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

Mary J. Miller
Cochairman, Investment Advisory Committee

Donald J. Peters
Cochairman, Investment Advisory Committee

September 19, 1997


Portfolio Highlights

LARGEST HOLDINGS

                               Percent of
                               Net Assets
                                  8/31/97

Stocks
__________________________________________________

GE                                    1.3%

Intel                                 1.2

Microsoft                             0.9

Merck                                 0.8

Exxon                                 0.8

Mobil                                 0.8

Johnson & Johnson                     0.8

Fannie Mae                            0.7

Disney                                0.7

Hewlett-Packard                       0.7
__________________________________________________

Total8.7%

                               Percent of
                               Net Assets
                                  8/31/97

Bonds
__________________________________________________

New York City General Obligation      7.2%

Illinois Health Facilities Authority  6.2

Maine State Housing Authority         5.9

New York State Dormitory              4.6

Jefferson County Alabama Sewer        3.9

Henrico County Virginia
    Industrial Development            3.9

West Virginia State Building
    Commission Lottery                3.7

District of Columbia Hospital         3.7

Mississippi Hospital Equip. & Fac.    3.1

Washington State General Obligation   2.0
__________________________________________________

Total                                44.2%

T. Rowe Price Tax-Efficient Balanced Fund
Portfolio Highlights

Sector Diversification

                               Percent of
                               Net Assets
                                  8/31/97
__________________________________________________

Technology                            9.4%

Health Care                           6.8

Financial                             6.7

Consumer Nondurables                  5.9

Consumer Services                     5.7

Energy                                2.9

Business Services and Transportation  2.6

Capital Equipment                     2.6

Process Industries                    1.3

Consumer Cyclicals                    1.1

Basic Materials                       0.3
__________________________________________________

Total                                45.3%

Bonds and Reserves
__________________________________________________

Hospital Revenue                     16.9%

General Obligation - Local           10.8

Housing Finance Revenue               5.9

Lease Revenue                         4.6

Water and Sewer Revenue               4.0

General Obligation - State            2.0

Nuclear Revenue                       2.0

Reserves                              2.8

Other Revenue                         5.7
__________________________________________________

Total                               54.7%

T. Rowe Price Tax-Efficient Balanced Fund

Financial Highlights

For a share outstanding throughout the period

                                                 6/30/97
                                                 through
                                                 8/31/97
NET ASSET VALUE

Beginning of period                              $ 10.00

Investment activities

    Net investment income                           0.04*
    Net realized and
    unrealized gain (loss)                          0.19

    Total from
    investment activities                           0.23

Distributions

    Net investment income                          (0.03)

NET ASSET VALUE

End of period                                    $ 10.20
                                               _________

Ratios/Supplemental Data

Total return                                       2.33%
Ratio of expenses to
average net assets                                 1.00%*!

Ratio of net investment
income to average
net assets                                         2.23%*!

Portfolio turnover rate                            11.8%!

Average commission rate paid                     $0.0297

Net assets, end of period
(in thousands)                                   $ 5,190

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/99.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Efficient Balanced Fund
Unaudited
August 31, 1997

Statement of Net Assets

                                    Shares/Par        Value
                                               In thousands
Common Stocks  45.3%

FINANCIAL  6.7%

Bank and Trust  2.6%

BANC ONE                                   200     $     11

Bank of New York                           200            9

Citicorp                                   100           13

Mellon Bank                                500           24

NationsBank                                300           18

Northern Trust                             200           11

Norwest                                    200           11

State Street                               300           15

Wells Fargo                                100           25

                                                        137

Insurance  1.6%

American General                           200           10

American International Group               250           23

Chubb                                      200           13

EXEL                                       200           11

Marsh & McLennan                           200           14

MGIC Investment                            200           10

                                                         81

Financial Services  2.5%

AMBAC                                      100            8

American Express                           300           23

Charles Schwab                             200            8

Fannie Mae                                 700           31

Franklin Resources                         100            8

Freddie Mac                                500           16

Green Tree Financial                       400           18

Travelers Group                            300           19

                                                        131

Total Financial                                         349

CONSUMER NONDURABLES  5.9%

Cosmetics  0.8%

Avon                                       200     $     13

Gillette                                   200           17

International Flavors & Fragrances         200           10

                                                         40

Beverages  0.9%

Anheuser-Busch                             200            9

Coca-Cola                                  300           17

PepsiCo                                    400           14

Starbucks *                                200            8

                                                         48

Food Processing  1.2%

General Mills                              200           13

Heinz                                      200            8

Pioneer Hi-Bred                            200           17

Ralston Purina                             100            9

Sara Lee                                   400           16

                                                         63

Miscellaneous Consumer Products  3.0%

Colgate-Palmolive                          300           19

CUC International *                        400            9

DeVry *                                    300            8

Mattel                                     400           13

Newell                                     300           12

NIKE                                       200           11

Philip Morris                              400           18

PPG Industries                             200           13

Procter & Gamble                           100           13

Service Corp. International                300           10

Sherwin-Williams                           300            8

Sysco                                      400           14

Wrigley                                    100            7

                                                        155

Total Consumer Nondurables                              306

HEALTHCARE  6.8%

Hospital Supplies/Hospital Management  1.5%

Abbott Laboratories                        300     $     18

Baxter International                       300           16

Boston Scientific *                        200           14

Medtronic                                  100            9

PhyCor *                                   300            9

Vencor *                                   300           12

                                                         78

Pharmaceuticals  4.7%

American Home Products                     200           14

Amgen *                                    300           15

Bristol-Myers Squibb                       300           23

Eli Lilly                                  100           10

Glaxo Wellcome ADR                         400           16

Johnson & Johnson                          600           34

Merck                                      400           37

Novartis (CHF)                              10           14

Pfizer                                     400           22

Schering-Plough                            200           10

SmithKline Beecham ADR                     500           22

Warner-Lambert                             100           13

Zeneca Group ADR                           200           19

                                                        249

Health Care Services  0.4%

Aetna                                      100            9

United HealthCare                          200           10

                                                         19

Biotechnology  0.2%

Human Genome Sciences *                    300           11

                                                         11

Total Health Care                                       357

CONSUMER SERVICES  5.7%

General Merchandisers  1.1%

Bed Bath & Beyond *                        300            9

Dollar General                             200            8

Sears                                      200     $     11

Wal-Mart                                   800           29

                                                         57

Specialty Merchandisers  1.4%

Albertson's                                200            7

Circuit City Stores                        300           11

Home Depot                                 300           14

Safeway *                                  200           10

Tiffany                                    300           13

Walgreen                                   400           11

Williams Sonoma *                          200            9

                                                         75

Entertainment and Leisure  1.2%

Carnival (Class A) ADR                     200            9

Disney                                     400           31

McDonald's                                 200            9

Mirage Resorts *                           400           11

                                                         60

Media and Communications  2.0%

Clear Channel Communications *             100            7

Cognizant                                  400           17

McGraw-Hill                                400           25

Reuters ADR                                400           24

Time Warner                                300           15

Vodafone ADR                               300           15

                                                        103

Total Consumer Services                                 295

CONSUMER CYCLICALS  1.1%

Automobiles and Related  0.2%

AutoZone *                                 300            8

                                                          8

Miscellaneous Consumer Durables  0.9%

Corning                                    300           16

Sony ADR                                   200           18

Valspar                                    400           12

                                                         46

Total Consumer Cyclicals                                 54

TECHNOLOGY  9.4%

Computer Service and Software  3.0%

Adobe Systems                              200     $      8

Ascend Communications *                    200            9

Automatic Data Processing                  300           14

BMC Software *                             200           13

Computer Associates                        200           13

First Data                                 300           12

HBO                                        100            7

Microsoft *                                300           40

Oracle *                                   450           17

PeopleSoft *                               200           11

Sterling Commerce *                        400           13

                                                        157

Electronic Components  2.5%

Altera *                                   100            5

EMC *                                      200           10

Intel                                      600           55

Linear Technology                          200           13

Maxim Integrated Products *                100            7

Molex (Class A)                            400           15

Motorola                                   200           15

Texas Instruments                          100           11

                                                        131

Electronic Systems  0.8%

Applied Materials *                        100            9

Hewlett-Packard                            500           31

                                                         40

Information Processing  0.3%

Choicepoint *                               40            2

Dell Computer *                            200           16

                                                         18

Specialized Computer  0.3%

Symbol Technologies                        400           15

                                                         15

Telecommunications Equipment  1.4%

Cisco Systems *                            300     $     23

LM Ericsson ADR (Class B)                  300           12

Lucent Technologies                        200           16

Tellabs *                                  100            6

WorldCom                                   500           15

                                                         72

Aerospace and Defense  0.8%

AlliedSignal                               200           17

Boeing                                     300           16

Lockheed Martin                            100           10

                                                         43

Office Automation  0.3%

Pitney Bowes                               200           15

                                                         15

Total Technology                                        491

CAPITAL EQUIPMENT  2.6%

Electrical Equipment  2.0%

Emerson Electric                           300           16

GE                                         900           56

Hubbell (Class B)                          300           14

Westinghouse                               600           16

                                                        102

Machinery  0.6%

American Standard *                        200            9

Dover                                      200           14

Illinois Tool Works                        200           10

                                                         33

Total Capital Equipment                                 135

BUSINESS SERVICES AND
TRANSPORTATION  2.6%

Distribution Services  0.6%

Amway Asia Pacific                         400           13

Cardinal Health                            300           20

                                                         33

Miscellaneous Business Services  2.0%

Equifax                                    400     $     12

Interpublic Group                          300           15

Manpower                                   200            8

Omnicom                                    300           20

Paychex                                    200            7

Primark                                    400           11

Quintiles Transnational *                  100            8

Robert Half International *                200           12

Vincam Group *                             300            9

                                                        102

Total Business Services and Transportation              135

ENERGY  2.9%

Exploration and Production  0.7%

Apache                                     300           12

Noble Affiliates                           300           14

Triton Energy *                            200            8

                                                         34

Gas Transmission  0.2%

Enron                                      300           12

                                                         12

Integrated Petroleum - International  2.0%

Exxon                                      600           37

Mobil                                      500           36

Royal Dutch Petroleum                      600           30

                                                        103

Total Energy                                            149

PROCESS INDUSTRIES  1.3%

Paper & Paper Products  0.3%

Kimberly-Clark                             300           14

                                                         14

Specialty Chemicals  1.0%

Airgas *                                   600           11

Morton International                       500           17

Rohm & Haas                                100           10

Sigma Aldrich                              400     $     13

                                                         51

Total Process Industries                                 65

BASIC MATERIALS  0.3%

Metals  0.3%

Nucor                                      300           17

Total Basic Materials                                    17

Total Common Stocks (Cost  $2,316)                    2,353

Municipal Bonds 63.1%

ALABAMA  3.9%

Jefferson County Sewer, 5.75%,
    2/1/27 (FGIC Insured)              $200,000         204

Total Alabama (Cost  $200)                              204

CONNECTICUT  2.0%

Connecticut Dev. Auth., Mystic
    Marinelife Aquarium
      6.875%, 12/1/17                  100,000          103

Total Connecticut (Cost  $101)                          103

DISTRICT OF COLUMBIA  3.7%

District of Columbia Hosp.,
    Medlantic Healthcare Group
      5.25%, 8/15/19                   200,000          192

Total District of Columbia (Cost  $188)                 192

GEORGIA  2.0%

Municipal Electric Auth. of Georgia
      5.70%, 1/1/19 (MBIA Insured)     100,000          104

Total Georgia (Cost  $103)                              104

IDAHO  1.9%

Idaho HFA, St. Lukes Regional Med. Center
      VRDN (Currently 3.65%)           100,000          100

Total Idaho (Cost  $100)                                100

ILLINOIS  6.2%

Illinois HFA, Loyola Univ. Health
      6.00%, 7/1/14 (MBIA Insured)     $300,000    $    323

Total Illinois (Cost  $317)                             323

MAINE  5.9%

Maine Housing Auth., Mortgage Purchase
      5.70%, 11/15/15                  300,000          305

Total Maine (Cost  $301)                                305

MISSISSIPPI  3.1%

Mississippi Hosp. Equip. and Fac.
    Rush Medical Foundation,
      5.40%, 1/1/07                    160,000          160

Total Mississippi (Cost  $160)                          160

NEW JERSEY  2.0%

Newark, School Qualified Bond Act, GO
      5.30%, 9/1/11 (MBIA Insured)     100,000          101

Total New Jersey (Cost  $100)                           101

NEW YORK  11.8%

Dormitory Auth. of the State of
    New York
      State Univ. Ed. Fac.,
      5.40%, 5/15/23                   250,000          239

New York City, GO
      7.50%, 2/1/01                    100,000          109

      7.625%, 2/1/15                   235,000          263

Total New York (Cost  $606)                             611

TEXAS  1.7%

Harris County, GO, Toll Road
      Zero Coupon, 8/15/00
      (MBIA Insured)                   100,000           88

Total Texas (Cost  $88)                                  88

VIRGINIA  7.1%

Henrico County IDA, Bon Secours Health
    St. Mary's Hosp., 6.00%, 8/15/16
      (MBIA Insured)                   $185,000    $    201

Peninsula Port Auth., Shell Oil, VRDN
    (Currently 3.80%)                  165,000          165

Total Virginia (Cost  $362)                             366

WASHINGTON  6.2%

Washington, GO, 5.375%, 9/1/02         100,000          104

Washington HFA
    Fred Hutchinson Cancer Research
    Center
      VRDN (Currently 3.65%)           220,000          220

Total Washington (Cost  $324)                           324

WEST VIRGINIA  3.7%

West Virginia Building Commission,
    GO, Lottery
      5.00%, 7/1/04 (MBIA Insured)     190,000          194

Total West Virginia (Cost  $192)                        194

WYOMING  1.9%

Lincoln County, PCR, Exxon, VRDN
    (Currently 3.70%)                  100,000          100

Total Wyoming (Cost  $100)                              100


Total Municipal Bonds (Cost  $3,242)                  3,275

Total Investments in Securities
108.4% of Net Assets (Cost $5,558)                 $  5,628

Other Assets Less Liabilities
Including $428 Payable for Investment
Securities Purchased                                   (438)

NET ASSETS                                         $  5,190
                                                  _________

Net Assets Consist of:
Accumulated net investment income -
net of distributions                               $      3

Accumulated net realized gain/loss -
net of distributions                                     (3)

Net unrealized gain (loss)                               70
Paid-in-capital applicable to 508,868
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized          5,120

NET ASSETS                                         $  5,190
                                                  _________

NET ASSET VALUE PER SHARE                          $  10.20
                                                  _________


     *   Non-income producing
   ADR   American Depository Receipt
   CHF   Swiss franc
  FGIC   Financial Guaranty Insurance Company
    GO   General Obligation
   HFA   Health Facility Authority
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Efficient Balanced Fund
Unaudited

Statement of Operations

In thousands

                                                    6/30/97
                                                    through
                                                    8/31/97

Investment Income

Income
    Interest                                       $     21
    Dividend                                              4

    Total income                                         25

Expenses
    Custody and accounting                               14
    Registration                                          4
    Legal and audit                                       2
    Shareholder servicing                                 1
    Miscellaneous                                         2
    Reimbursed by manager                               (15)

    Total expenses                                        8

Net investment income                                    17

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                   (3)

Change in net unrealized gain or loss
on securities                                            70

Net realized and unrealized gain (loss)                  67

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $     84
                                                 __________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Efficient Balanced Fund
Unaudited

Statement of Changes in Net Assets

In thousands

                                                    6/30/97
                                                    through
                                                    8/31/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                          $     17
    Net realized gain (loss)                             (3)
    Change in net unrealized
      gain or loss                                       70

    Increase (decrease) in net assets
      from operations                                    84

Distributions to shareholders
    Net investment income                               (14)

Capital share transactions*
    Shares sold                                       5,020

Net Assets

Increase (decrease) during period                     5,090
Beginning of period                                     100

End of period                                      $  5,190
                                                 __________

* Share Information
    Shares sold                                         499

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Efficient Balanced Fund
Unaudited
August 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,064,000 and $88,000, respectively, for the period ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its income.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $5,558,000, and net unrealized gain aggregated $70,000, of which $133,000 related to appreciated investments and $63,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the period then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $4,000 of management fees were not accrued by the fund for the period ended August 31, 1997, and $15,000 of other expenses were borne by the manager.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,000 for the period ended August 31, 1997, of which $5,000 was payable at period-end.

T. Rowe Price Shareholder Services


Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced
T. Rowe Price No-Load

Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *Closed to new investors.
**Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Efficient Balanced Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (registered trademark)
T. Rowe Price
T. Rowe Price Investment Services, Inc., Distributor.F19-051  8/31/97